Exhibit (10)(i)(1.5)

AMENDMENT NO. 5 TO THE

AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT

Dated as of December 13, 2001

AMENDMENT NO. 5 TO THE AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT (this “Amendment”) among BROADWING INC. (f/k/a Cincinnati Bell Inc.), an Ohio corporation (“Broadwing”), and BROADWING COMMUNICATIONS SERVICES INC. (f/k/a IXC Communications Services, Inc.), a Delaware corporation (“Broadwing Communications Services”, and together with Broadwing, each a “Borrower” and collectively the “Borrowers”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement (as defined below) (the “Lenders”), BANK OF AMERICA, N.A., as syndication agent, CITICORP USA, INC., as administrative agent (the “Administrative Agent”), and the other agents party to the Credit Agreement.

PRELIMINARY STATEMENTS:

(1)           Each Borrower, the Lenders and the Administrative Agent have entered into an Amendment and Restatement of the Credit Agreement dated as of January 12, 2000, and amendments thereto dated as of May 17, 2000, November 3, 2000, June 12, 2001 and June 27, 2001 (such Amendment and Restatement of the Credit Agreement, as so amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrowers have requested and the Required Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement.  The Credit Agreement is, effective as of the Amendment No. 5 Effective Date (as hereafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           The following definitions in Section 1.01 are amended as hereafter set forth:

(i)            the definition of “Capitalization” is amended and restated in its entirety to read as follows:

“‘Capitalization’ means, as of any date, the sum, without duplication, as of such date, of Consolidated Debt, the liquidation preference of preferred stock, the par value of common stock and additional paid in capital less treasury stock of CBI and the Subsidiaries on a Consolidated basis.”

(ii)           The definition of “Confidential Information” is amended and restated in its entirety as follows:

“‘Confidential Information’ means all information, including material nonpublic information within the meaning of Regulation FD promulgated by the Securities and Exchange Commission, received from the Borrowers relating to the Borrowers or their respective businesses, other than any such information that is available to any Agent or any Lender Party on a nonconfidential basis prior to disclosure by the Borrowers; provided that, in case of information received from the Borrowers after the date hereof, such information is clearly identified at the time of delivery as confidential.”.

(iii)          Clause (i) of the definition of “Consolidated EBITDA” is amended and restated in its entirety to read as follows:

“(i)  all Consolidated Interest Expense (including, for purposes of this definition only, all interest and payment Obligations in respect of Debt referred to in clause (h) of the definition of “Debt” herein) of such Person and its Subsidiaries for such period,”.

(iv)          The word “and” immediately preceding clause (v) of the definition of “Consolidated EBITDA” is deleted, and such clause (v) is amended and restated in its entirety as follows:

“(v)  all non-cash, non-recurring charges deducted in determining the consolidated net income of such Person and its Subsidiaries for such period in an amount not to exceed $100,000,000 in aggregate for the four consecutive fiscal quarters ended on or immediately prior to the date of determination (excluding from such dollar limit (A) all non-cash losses with respect to the decrease in value of the equity investments in PSINet Inc., Applied Theory Corporation and ZeroPlus.com, Inc. reflected in the financial statements of Broadwing in Fiscal Year 2000 and (B) non-cash losses not to exceed $200,000,000 resulting from the 2001 Restructuring deducted in determining the consolidated net income of the Borrowers in the fourth quarter of Fiscal Year 2001 and all other quarters impacted as a result of the 2001 Restructuring), and all extraordinary losses deducted in determining the consolidated net income of such Person and its Subsidiaries for such period (provided that any cash payment made with respect to any such non-cash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) less all extraordinary gains and non-cash, non-recurring gains added in determining the consolidated net income of such Person and its Subsidiaries for such period, in each case determined in accordance with GAAP for such period, and”

(v)           The definition of “Consolidated EBITDA” is further amended by adding a new clause (vi) to read as follows:

“(vi)  cash losses for such period not to exceed $100,000,000 resulting from the 2001 Restructuring deducted in determining the consolidated net income of the Borrowers in the fourth quarter of Fiscal Year 2001 and all other quarters impacted as a result of the 2001 Restructuring”.

(vi)          The definition of “Consolidated Interest Expense” is amended by adding the phrase “, other than the Exchangeable Preferred Stock” after the word “herein” in the parenthetical in the first sentence thereof.

(b)   Section 1.01 is further amended by adding the following new definition in alphabetical order:

“‘2001 Restructuring’ means the restructuring of CBI commencing in the fourth fiscal quarter of 2001 effected to, among other things, write down various assets, reduce employee headcount, exit certain facilities and discontinue certain nonstrategic products and business activities.”.

(c)   The parenthetical in Section 5.03(d), Annual Forecasts, is amended and restated in its entirety to read as follows:

“(or in the case of the Fiscal Year ended December 31, 1999, no later than February 15, 2000, and in the case of the Fiscal Year ended December 31, 2001, no later than February 15, 2002)”.

(d)   Section 9.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

“SECTION 9.10. Confidentiality.  Each of the Agents and Lender Parties expressly agrees, for the benefit of the Borrowers and their respective Affiliates, to maintain the confidentiality of the Confidential Information, except that Confidential Information may be disclosed (i) to it and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (ii) to the extent requested by any regulatory authority or self-regulatory body operating pursuant to statutory authority having or claiming authority to regulate or oversee any aspect of any business of any Lender or that of any of its Affiliates, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) subject to an express agreement for the benefit of the Borrowers and their respective Affiliates containing provisions substantially the same as those of this paragraph, to any Eligible Assignee of or participant in, or any prospective Eligible Assignee of or participant in, any of its rights or obligations under this Agreement, (vii) with the consent of the Borrowers, (viii) to the extent such Confidential Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to any Agent or any Lender Party on a nonconfidential basis from a source other than the Borrowers or (ix) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty is subject to an express agreement for the benefit of the Borrowers and their respective Affiliates containing provisions substantially the same as those of this paragraph).  Any Person required to maintain the confidentiality of Confidential Information as provided in this Section 9.10 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information; provided, however, that with respect to disclosures pursuant to clauses (ii) and (iii) of this Section 9.10 (other than disclosures pursuant to routine regulatory examinations), unless prohibited by law or applicable court order, each Lender Party and each Agent shall attempt to notify the Borrowers of any request by any governmental agency or representative thereof or other Person for disclosure of Confidential Information after receipt of such request, and if reasonable, practicable and permissible, before disclosure of such Confidential Information.  It is understood and agreed that the Borrowers and their respective Affiliates may rely upon this Section 9.10 for any purpose, including without limitation to comply with Regulation FD promulgated by the Securities and Exchange Commission.”.

SECTION 2. Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written (the “Amendment No. 5 Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)   The Administrative Agent shall have received counterparts of (x) this Amendment executed by the undersigned, the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (y) the Consent attached hereto executed by each of the Subsidiary Guarantors;

(b)   The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 5 Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 5 Effective Date, in which case as of such specific date);

(c)   No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment that constitutes a Default or Event of Default;

(d)   All of the accrued fees then due and invoiced expenses of the Administrative Agent and the Lenders, including the invoiced fees and expenses of counsel for the Administrative Agent, shall have been paid in full; and

(e)   An amendment fee equal to 0.125% of the aggregate outstanding Term Advances and Revolving Credit Commitments of each Lender that delivers to the Administrative Agent a duly executed counterpart of this Amendment on or before 5:00 p.m., New York City time, on December 13, 2001, shall have been paid in full; provided that executed counterparts of this Amendment shall have been received by the Required Lenders on or before the date hereof.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein.  This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 3. Reference to and Effect on the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)   The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4.   Costs, Expenses.  Each of the Borrowers hereby severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 5.   Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BROADWING INC. (f/k/a CINCINNATI BELL INC.)

By
Title:

BROADWING COMMUNICATIONS SERVICES INC. (f/k/a IXC COMMUNICATIONS SERVICES, INC.)

By
Title:

Agreed as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent and as Lender

By
Title:

BANK OF AMERICA, N.A.,
as Syndication Agent and as Lender

By
Title:

Lenders:

ABN AMRO BANK N.V.

By
Title:

ADDISON CDO, LIMITED

By
Title:

AERIES FINANCE — II LTD.

By
Title:

ALLSTATE LIFE INSURANCE COMPANY

By
Title:

AMARA I FINANCE LTD.

By
Title:

AMMC CDO II, LIMITED

By
Title:

APEX (TRIMARAN) CDO I LTD.

By
Title:

ARCHIMEDES FUNDING, L.L.C.
By:	ING Capital Advisors LLC, as Collateral Manager

By
Title:

ARCHIMEDES FUNDING II, LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By
Title:

ARCHIMEDES FUNDING III, LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By
Title:

ARES LEVERAGED INVESTMENT FUND II LP

By
Title:

ATHENA CDO, LIMITED
By:	Pacific Investment Management Company, as its Investment Advisor

By
Title:
AVALON CAPITAL LTD.

By
Title:

AVALON CAPITAL LTD. II

By
Title:

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

By
Title:

BANK OF AMERICA, N.A.

By
Title:

BANK OF CHINA, NEW YORK

By
Title:

BANK OF MONTREAL

By
Title:

BAVARIA TRR CORPORATION

By
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG,
NEW YORK BRANCH

By
Title:

By
Title:

BAYERISCHE LANDESBANK
GIROZENTRALE CAYMAN ISLANDS BRANCH

By
Title:

BEAR STEARNS INVESTMENT PRODUCTS INC.

By
Title:

BLACK DIAMOND CAPITAL MGT.

By
Title:

BLACK DIAMOND CLO 2000-1 LTD.

By
Title:

CAPTIVA FINANCE LTD.

By
Title:

CAPTIVA II FINANCE LTD.

By
Title:

CAPTIVA III FINANCE LTD., as advised by Pacific Investment Management Company

By
Title:

CAPTIVA IV FINANCE LTD., as advised by Pacific Investment Management Company

By
Title:

CENTURION CDO II, LTD.

By
Title:

CENTURION CDO III, LTD.

By
Title:

CERES II FINANCE LTD.

By
Title:

CHANG HWA COMMERCIAL BANK, LTD.
New York Branch

By
Title:

CHARTER VIEW PORTFOLIO

By
Title:

CHINATRUST COMMERCIAL BANK, LTD.
New York Branch

By
Title:

CITIBANK N.A.

By
Title:

CITIZENS BANK OF MASSACHUSETTS

By
Title:

CLYDESDALE CLO 2001-1

By
Title:

COBANK, ACB

By
Title:

COLISEUM FUNDING LTD.
By	Travelers Asset Management International Company LLC

By
Title:

COMMERCEBANK

By
Title:

CONSECO – WINGED FOOT FUNDING TRUST

By
Title:

CONSTANTINUS EATON VANCE CDO V., LTD.

By
Title:

CREDIT SUISSE FIRST BOSTON

By
Title:

CYPRESSTREE INVESTMENT PARTNERS I, LTD.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By
Title:

CYPRESSTREE INVESTMENT PARTNERS II, LTD.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By
Title:

DELANO COMPANY
By:	Pacific Investment Management Company, as its Investment Advisor

By
Title:

DEUTSCHE BANK AG, NEW YORK AND/OR
CAYMAN ISLAND BRANCHES

By
Title:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By
Title:

EAST WEST BANK

By
Title:

EATON VANCE CDO III, LTD.

By
Title:

EATON VANCE CDO IV, LTD.

By
Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN

By
Title:

EATON VANCE SENIOR INCOME TRUST

By
Title:

ELT LTD.

By
Title:

ERSTE BANK

By
Title:

EXCEL BANK

By
Title:

EXPORT DEVELOPMENT CORPORATION

By
Title:

FIFTH THIRD BANK

By
Title:

FIRST DOMINION FUNDING I

By
Title:

FIRST DOMINION FUNDING II

By
Title:

FIRST HAWAIIAN BANK

By
Title:

FIRST UNION NATIONAL BANK

By
Title:

FIRSTAR BANK N.A.

By
Title:

FIRSTRUST BANK

By
Title:

FLEET NATIONAL BANK

By
Title:

FUJI BANK LIMITED

By
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By
Title:

GRAYSON & CO.

By
Title:

GREAT POINT CLO 1999-1 LTD.

By
Title:

HARBOR VIEW CDO II LTD.

By
Title:

HARCH CLO I, LTD.

By
Title:

IBM CREDIT CORPORATION

By
Title:

IKB CAPITAL CORPORATION

By
Title:

INDOSUEZ CAPITAL FUNDING IIA, LTD.
By: Indosuez Capital as Portfolio Advisor

By
Title:

INDOSUEZ CAPITAL FUNDING III LTD.

By
Title:

INDOSUEZ CAPITAL FUNDING IV, L.P.
By: Indosuez Capital as Portfolio Advisor

By
Title:

INDOSUEZ CAPITAL FUNDING VI, LTD.

By
Title:

ING PILGRIM SENIOR INCOME FUND

By
Title:

ING SWISS LIFE US RAINBOW LIMITED
By:	ING Capital Advisors LLC, as Investment Advisor

By
Title:

INVESCO AERIES FINANCE – II LTD.

By
Title:

INVESCO CBO 2000-1 LTD.

By
Title:

JHW CASH FLOW FUND I, L.P.

By
Title:

JISSEKIKUN FUNDING, LTD.

By
Title:

JUPITER FUNDING TRUST

By
Title:

KATONAH I, LTD.

By
Title:

KEMPER FLOATING RATE FUND

By
Title:

KEY CORPORATE CAPITAL INC.

By
Title:

KZH CNC LLC

By
Title:

KZH CRESCENT LLC

By
Title:

KZH CRESCENT 2 LLC

By
Title:

KZH CRESCENT – 3 LLC

By
Title:

KZH CYPRESSTREE-1 LLC

By
Title:

KZH ING-1 LLC

By
Title:

KZH ING-2 LLC

By
Title:

KZH ING-3 LLC

By
Title:

KZH STERLING LLC

By
Title:

LAGUNA FUNDING TRUST

By
Title:

LIBERTY – STEIN ROE ADVISOR FLOATING RATE

By
Title:

MAPLEWOOD (CAYMAN) LIMITED, as Assignee
By:	Massachusetts Mutual Life Insurance Company, as Investment Advisor

By
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as Assignee

By
Title:

MERITA BANK PLC, NEW YORK BRANCH

By
Title:

By
Title:

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By
Title:

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By:	Pilgrim Investments, Inc., as its Investment Manager

By
Title:

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	Pilgrim Investments, Inc., as its Investment Manager

By
Title:

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By:	Pilgrim Investments, Inc., as its Investment Manager

By
Title:

NATEXIS BANQUE POPULAIRES

By
Title:

By
Title:

NATIONAL CITY BANK

By
Title:

NATIONAL WESTMINSTER BANK PLC

By
Title:

NEMEAN CLO, LTD.

By
Title:

NOMURA BOND & LOAN FUND

By
Title:

NORTHWOODS CAPITAL, LIMITED

By
Title:

NORTHWOODS CAPITAL II, LTD.

By
Title:

NORTHWOODS CAPITAL III, LTD.

By
Title:

OAK HILL CREDIT PARTNERS I, LIMITED

By
Title:

OASIS COLLATERALIZED HIGH INCOME PORTFOLIO – 1 LTD.

By
Title:

OPPENHEIMER SENIOR FLOATING RATE FUND

By
Title:

ORIGINATION

By
Title:

ORYX CLO, LTD.

By
Title:

OXFORD STRATEGIC INCOME FUND

By
Title:

PACIFICA PARTNERS I, L.P.
By:	Imperial Credit Asset Management, as its Investment Manager

By
Title:

PHOENIX FUNDING LIMITED

By
Title:

PILGRIM CLO 1999-1 LTD.
By:	Pilgrim Investments, Inc. as its Investment Manager

By
Title:

PILGRIM PRIME RATE TRUST

By
Title:

PNC BANK, N.A.

By
Title:

RIVIERA FUNDING LLC

By
Title:

ROYAL BANK OF CANADA

By
Title:

ROYALTON COMPANY
By:	Pacific Investment Management Company, as its Investment Advisor

By
Title:

SANKATY HIGH YIELD ASSET PARTNERS II, L.P.

By
Title:

SANKATY HIGH YIELD PARTNERS III LP

By
Title:

SENIOR DEBT PORTFOLIO

By
Title:

SEQUILS I, LTD.

By
Title:

SEQUILS IV, LTD.

By
Title:

SEQUILS-CENTURION V, LTD.

By
Title:

SEQUILS PILGRIM I, LTD.
By:	Pilgrim Investments, Inc., as its Investment Manager

By
Title:

SIMSBURY CLO, LIMITED, as Assignee
By:	Massachusetts Mutual Life Insurance Company, as Collateral Manager

By
Title:

STANFIELD ARBITRAGE CDO, LTD.

By
Title:

STANFIELD/RMP TRANSATLANTIC CDO, LTD.

By
Title:

STANWICH LOAN FUNDING LLC

By
Title:

STEIN ROE FLOATING RATE LTD. LIABILITY COMPANY

By
Title:

SUMITOMO TRUST AND BANKING CO., LTD.

By
Title:

SUMMIT BANK

By
Title:

TCW SELECT LOAN FUND, LIMITED

By
Title:

THE BANK OF NEW YORK

By
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.,
CHICAGO BRANCH

By
Title:

THE PROVIDENT BANK

By
Title:

SUMITOMO MITSUI BANKING CORPORATION

By
Title:

THERMOPYLAE FUNDING CORP.

By
Title:

TORONTO DOMINION BANK

By
Title:

TORONTO DOMINION (NEW YORK), INC.

By
Title:

THE TRAVELERS INSURANCE COMPANY

By
Title:

TYLER TRADING, INC.

By
Title:

UNITED WORLD CHINESE COMMERCIAL BANK

By
Title:

VAN KAMPEN CLO I, LIMITED
By:	Van Kampen Management Inc., as Collateral Manager

By
Title:

VAN KAMPEN CLO II, LIMITED
By:	Van Kampen Management Inc., as Collateral Manager

By
Title:

VAN KAMPEN PRIME RATE INCOME TRUST

By
Title:

VAN KAMPEN SENIOR FLOATING RATE FUND

By
Title:

VAN KAMPEN SENIOR INCOME TRUST

By
Title:

WEBSTER BANK

By
Title:

WINGED FOOT FUNDING TRUST

By
Title:

CONSENT

Each of the undersigned, as (i) Grantor under the Non-Shared Collateral Security Agreement dated as of November 9, 1999 and amended by Letter Amendment and Waiver No. 1 dated as of May 17, 2000 (as amended, the “Non-Shared Collateral Security Agreement”) in favor of the Citicorp USA, Inc., as Administrative Agent (the “Administrative Agent”), for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment No. 5, and/or (ii) Grantor under the Shared Collateral Security Agreement and amended by Letter Amendment and Waiver No. 1 dated as of May 17, 2000 (as amended, the “Shared Collateral Security Agreement”, and together with the Non-Shared Collateral Security Agreement, the “Security Agreements”) in favor of Wilmington Trust Company and John M. Beeson, as Collateral Trustees, for their benefit and the benefit of the Secured Holders referred to therein, and (iii) Guarantor under the IXCS Subsidiary Guaranty dated as of November 9, 1999 (the “IXCS Subsidiary Guaranty”), in favor of the Secured Parties referred to therein, and/or (iv) Guarantor under the CBI Subsidiary Guaranty dated as of November 9, 1999 (the “CBI Subsidiary Guaranty”, and together with the IXCS Subsidiary Guaranty, the “Guarantees”) in favor of the Secured Parties referred to therein, hereby consents to the foregoing Amendment No. 5 and hereby confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 5, each Security Agreement and Guarantee to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Agreements to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein.)

BROADWING INC.
(f/k/a CINCINNATI BELL INC.)

By
Title:

BROADWING COMMUNICATIONS SERVICES INC. (f/k/a IXC COMMUNICATIONS SERVICES, INC.)

By
Title:

BROADWING COMMUNICATIONS INC. (f/k/a IXC COMMUNICATIONS, INC.)

By
Title:

CINCINNATI BELL DIRECTORY INC.

By
Title:

BROADWING IT CONSULTING INC.

By
Title:

ZOOMTOWN.COM INC.

By
Title:

CINCINNATI BELL WIRELESS COMPANY

By
Title:

BROADWING HOLDINGS INC.

By
Title:

CINCINNATI BELL ANY DISTANCE INC.

By
Title:

CINCINNATI BELL PUBLIC COMMUNICATIONS INC.

By
Title:

ATLANTIC STATES MICROWAVE TRANSMISSION COMPANY
CENTRAL STATES MICROWAVE TRANSMISSION COMPANY
BROADWING TELECOMMUNICATIONS INC. (f/k/a ECLIPSE TELECOMMUNICATIONS, INC.)
IXC BUSINESS SERVICES, LLC
BROADWING COMMUNICATIONS SERVICES OF VIRGINIA, INC.
IXC INTERNATIONAL, INC.
IXC INTERNET SERVICES, INC.
RIO GRANDE TRANSMISSION, INC.
TELCOM ENGINEERING, INC.
THE DATA PLACE, INC.
TOWER COMMUNICATION SYSTEMS CORP.
WEST TEXAS MICROWAVE COMPANY
WESTERN STATES MICROWAVE TRANSMISSION COMPANY
BROADWING LOCAL SERVICES INC.

By
Title: